                                                                    EXHIBIT 24





                              FORD HOLDINGS, INC.

                                  CERTIFICATE



        I, L. J. Ghilardi, an Assistant Secretary of FORD HOLDINGS, INC., a Delaware corporation (the "Company"), hereby certify, to the best of my knowledge and belief, that attached hereto are true and correct copies of resolutions duly adopted by unanimous written consent of the Board of Directors of the Company, dated as of August 18, 1994, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, and the same resolutions are in full force and effect on the date hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand on this 4th day of November, 1994.



                                        /s/ L. J. Ghilardi
                                        ------------------
                                        L. J. Ghilardi
                                        Assistant Secretary





Attachment

                                                                    Exhibit 24

                              FORD HOLDINGS, INC.


              RESOLUTIONS RELATING TO ISSUANCE OF PREFERRED STOCK

        RESOLVED, That the proposed form of Certificate of the Designations, Powers, Preferences and Relative, Participating or Other Rights, and the Qualifications, Limitations or Restrictions thereof, of Preferred Stock of the Company, par value $1.00 per share ("Preferred Stock"), a copy of which is available for examination at this meeting (the "Certificate of Designations"), creating and establishing one or more series of Preferred Stock to be filed with the Secretary of State of the State of Delaware, be and hereby is approved in all respects, and that the resolutions set forth therein be and hereby are adopted and approved as if fully set forth herein.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and each of them, be and hereby are authorized and directed, in the name and on behalf of the Company, to prepare, execute and cause to be filed, prior to the issuance of any shares of Preferred Stock, with the Secretary of State of the State of Delaware and any other appropriate governmental agency or office, the Certificate of Designations designating such shares of Preferred Stock and describing the terms and provisions thereof, in such form and with such changes or additions to such terms and provisions as the Certificate of Designations Committee, referred to below, may approve.

        RESOLVED, That the Company be and hereby is authorized to issue and sell, in one or more public or private offerings within and/or outside the United States, up to eighty-two thousand eight hundred ninety-nine and one-half (82,899.5) shares of Preferred Stock with an aggregate liquidation preference not to exceed $1,000,000,000 and any Depositary Shares or receipts for such Depositary Shares (the "Depositary Shares"), each representing a fractional interest of a share of Preferred Stock, in such amount and at such purchase price or prices (including a price determined pursuant to a formula) and upon such additional terms and conditions, as may be fixed by the Certificate of Designations Committee referred to below; provided, however, that each share of Preferred Stock shall have a purchase price of not less than $1.00 per share and each Depositary Share shall have a purchase price of not less than an amount per share equal to $1.00 multiplied by the applicable fraction of a share of Preferred Stock represented by such Depositary Share; provided, further, that the number of shares of Preferred Stock issued pursuant to these resolutions, when combined with the number of shares of any other preferred stock of the Company then issued and outstanding shall not exceed one hundred thousand (100,000).

        RESOLVED, That the Company be and hereby is authorized to issue and/or sell, in one or more public or private offerings within and/or outside the United States, purchase contracts ("Preferred Stock Purchase Contracts") which permit, require or otherwise allow the holder or holders thereof to purchase up to eighty-two thousand eight hundred ninety-nine and one-half (82,899.5) shares of Preferred Stock with an aggregate liquidation preference not to exceed $1,000,000,000 and/or any Depositary Shares, such Preferred Stock Purchase Contracts to be in such amount and at such purchase price or prices (including a price determined pursuant to a formula) and upon such additional terms and conditions, as may be fixed by the Certificate of Designations Committee referred to below.

        RESOLVED, That the Company be and hereby is authorized to issue and/or sell Preferred Stock Purchase Contracts separately or in conjunction with the issue and sale of debt or other securities of the Company or an affiliate of the Company (Preferred Stock Purchase Contracts together with other securities issued and/or sold in conjunction therewith are referred to herein as the "Capital Units").

        RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), (i) up to eighty-two thousand eight hundred ninety-nine and one-half (82,899.5) shares of Preferred Stock and any Depositary Shares, (ii) Preferred Stock Purchase Contracts covering a total of eighty-two thousand eight hundred ninety-nine and one-half (82,899.5) shares of Preferred Stock and any Depositary Shares, and (iii) the Capital Units (such Preferred Stock, Depositary Shares, if any, Preferred Stock Purchase Contracts, if any, and Capital Units, if any, being collectively referred to herein as the "Equity Securities").

        RESOLVED, That there is hereby established as a committee of the Board of Directors of the Company the Certificate of Designations Committee, such committee to have the full power and authority of the Board of Directors to (A) establish the terms of the sale of the Equity Securities and the final terms of the Certificate of Designations creating and establishing the Preferred Stock, including, without limitation (i) the purchase price or method of determining the purchase price (including a price determined pursuant to a formula), not less than $1.00 per share (in the case of the Preferred Stock) and not less than an amount per share equal to $1.00 multiplied by the applicable fraction of a share of Preferred Stock represented by each Depositary Share (in the case of any Depositary Shares), to be paid by any underwriters or any firm, institution, partnership or other person purchasing the Equity Securities from the Company, (ii) the dividend rate or rates or the method of determining the dividend rate or rates (including dividend rates determined pursuant to a formula) and (iii) any terms for conversion or exchange into other securities of the Company or another person, and (B) to approve of such changes or additions to such terms and provisions of the Certificate of Designations as the Certificate of Designations Committee may deem appropriate and to effect or cause the filing thereof with the Secretary of State of the State of Delaware and any other appropriate governmental agency or office; provided, however, that the Certificate of Designations Committee shall have no authority to fix the voting powers of the Preferred Stock.

        RESOLVED, That the Certificate of Designations Committee shall consist of two Directors of the Company; that said two Directors shall constitute a quorum for the transaction of business by such committee; that Malcolm S. Macdonald and David N. McCammon be and hereby are designated to serve as members of such committee until their successors shall have been designated and have qualified, or as otherwise provided in the By-Laws of the Company; and that any one or two, as the case may be, of the other Directors of the Company be and hereby are designated as alternate committee members to serve in the event that Malcolm S. Macdonald and David N. McCammon, or either of them, should be unable or fail to serve.

        RESOLVED, That the preparation by the Company of a Registration Statement on Form S-3 or such other form as may be appropriate covering the Equity Securities, including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering the offer and sale of the Equity Securities, be and hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company as provided in these resolutions, and if the Vice President - General Counsel or the Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

        RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the Vice President - General Counsel or the Secretary deems it advisable,the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., for and on behalf of the Company, a Registration Statement, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Securities Exchange Act of 1934, as amended, of the Depositary Shares, the Preferred Stock Purchase Contracts, the Capital Units and/or the Preferred Stock, and any and all amendments to such Registration Statement, in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

        RESOLVED, That each officer and director who may be required to sign and execute any of the Registration Statements authorized by these resolutions or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing S. A. Seneker, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., F. B. Kulp, J. M. Rintamaki, T. J. DeZure, L. J. Ghilardi, P. M. Donnelly, K. S. Lamping and P.
J. Sherry, Jr., and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Equity Securities for issuance and sale or to request an exemption from registration of the Equity Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Equity Securities for offering and sale in the State of California.

        RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Equity Securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

        RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing of the Equity Securities on the New York Stock Exchange or any other Stock Exchange, and that the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

        RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc. or any other Stock Exchange, for the listing on such Exchange of the Equity Securities, the Company enter into an agreement providing for the indemnification by the Company of such Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Equity Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on certificates representing the Equity Securities; and that the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to such Exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

        RESOLVED, That the Board of Directors hereby adopts the forms of certificates for the Depositary Shares and the Preferred Stock, specimens of which will be available for examination at the principal office of the Company, such forms of certificates to have such changes as the appropriate officers of the Company may approve.

        RESOLVED, That the Chairman of the Board of Directors, the President or any Vice President, and the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) certificates representing the Equity Securities (and, in addition, certificates representing the Equity Securities to replace any such certificates which are lost, stolen, mutilated or destroyed and such certificates required for exchange, substitution or transfer), all as provided in the Certificate of Incorporation and By-Laws of the Company.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, issuing agents, transfer agents, and other agents and functionaries to, among other things, issue or countersign, make transfers of, register the certificates representing the Equity Securities, or implement or act in connection with any auction or remarketing procedures applicable to the Equity Securities, and that any such officer be and hereby is authorized to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment; provided, however, that the Company may at any time elect to act in any such capacity itself.

        RESOLVED, That, subject to the right of the Board of Directors to rescind or modify the dividends to be declared and payable on any dividend payment date with respect to any shares of Preferred Stock, the dividend rate of which is determined pursuant to a formula or procedure ("Variable Preferred"), there shall be deemed to be declared, and be declared, with respect to each dividend period thereof (any such declaration to be effective on the declaration date applicable to such dividend period, without further action of the Board of Directors), a dividend on each of the outstanding shares of Variable Preferred to which such dividend period relates at the dividend rate per annum (as determined in accordance with the Certificate of Designations) that may be payable with respect to such shares, payable on the dividend payment date for such dividend period to the holders of such shares of Variable Preferred as such holders appear on the stock transfer books of the Company on the related record date, all determined in accordance with the Certificate of Designations; provided that any such declaration shall not be effective with respect to any dividend on any such dividend payment date, unless the Vice President-Controller, Vice President-Treasurer or any Assistant Treasurer of the Company shall have prepared and delivered to the

Secretary of the Company for filing in the minutes of the Board of Directors, on or before the declaration date with respect to such dividend period, a certificate in which such officer certifies that, based upon the most recent financial statements of the Company, as of such declaration date, the Company had either (i) net profits for the calendar year in which such declaration date falls and/or the preceding calendar year or (ii) surplus (as defined and computed under Sections 154 and 244 of the Delaware General Corporation Law) in an amount sufficient to pay such dividend.

        RESOLVED, That the Company be and hereby is authorized to enter into one or more deposit agreements and one or more supplements thereto, each with a bank or trust company as depositary ("Deposit Agreements"), providing for the deposit of the Preferred Stock Purchase Contracts, the Capital Units and/or the Preferred Stock, the issuance of the Depositary Shares and other matters relating thereto, and that the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such depositary or depositaries and (ii) to execute, acknowledge and deliver Deposit Agreements and supplements thereto, whether or not under the seal of the Company, and whether or not attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Deposit Agreements or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

        RESOLVED, That the Company be and hereby is authorized to enter into one or more agreements and one or more supplements thereto, each with a bank or trust company ("Unit Agent Agreements"), providing for the administration on behalf of the Company of the Capital Units and/or the Preferred Stock Purchase Contracts, including, but not limited to, issuing Capital Units, acting as a paying and/or fiscal agent in respect of debt securities, if any, which may be part of the Capital Units, collecting amounts from and issuing Preferred Stock and/or Depositary Shares to holders of Preferred Stock Purchase Contracts in accordance with the terms thereof and other matters relating to the Capital Units and/or the Preferred Stock Purchase Contracts, and that the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company,
(i) to select such bank or trust company and (ii) to execute, acknowledge and deliver Unit Agent Agreements and supplements thereto, whether or not under the seal of the Company, and whether or not attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Unit Agent Agreements or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

        RESOLVED, That the Company be and hereby is authorized to enter into one or more (i) underwriting agreements, including pricing agreements pursuant thereto, with any underwriter or underwriters designated by the proper officers of the Company, or between the Company and any other persons, including securities brokers and dealers, or any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters (such underwriting agreements being herein collectively called the "Underwriting Agreements"), providing for the sale of the Preferred Stock Purchase Contracts, the Capital Units, the Preferred Stock and/or the Depositary Shares and/or (ii) purchase agreements or other agreements with any person ("Purchase Agreements"), providing for the purchase for its own account or for resale of the Preferred Stock Purchase Contracts, the Capital Units, the Preferred Stock and/or the Depositary Shares, and that, when such Underwriting Agreements or pricing agreements pursuant thereto, or Purchase Agreements, or any of them, have been completed to set forth the price or prices, or the method of determining the price or prices, at and the terms and conditions upon which the Preferred Stock Purchase Contracts, the Capital Units, the Preferred Stock and/or the Depositary Shares are to be sold and the compensation to be received by any underwriters (such matters first having been presented to and approved by the Certificate of Designations Committee), the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements and pricing agreements pursuant thereto, with the inclusion of such underwriters, or the respective Purchase Agreements and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

        RESOLVED, That, when shares of Preferred Stock and, if such shares of Preferred Stock are represented by Depositary Shares, the Depositary Shares shall be issued, sold and delivered in accordance with the terms of any Preferred Stock Purchase Contract, Capital Unit, Deposit Agreement and any Underwriting Agreement or Purchase Agreement, such shares of Preferred Stock shall be, and are hereby declared to be, fully-paid and non-assessable shares of Preferred Stock of the Company and not liable to any further calls or assessments thereon, and the holders thereof shall not be liable for any further payment in respect thereof.

        RESOLVED, That, upon the issuance and sale of the Preferred Stock and any Depositary Shares in accordance with the foregoing resolutions, an amount equal to the par value of the Preferred Stock so issued shall be credited to the capital stock account of the Company.

        RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the appointment of agents and the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to exercise its rights and to perform its obligations under the Underwriting Agreements and pricing agreements pursuant thereto, Purchase Agreements or Deposit Agreements or otherwise carry out the purposes and intents of each and all of the foregoing resolutions.

                          EFFECT ON OTHER RESOLUTIONS

        RESOLVED, that the foregoing resolutions under the heading "Resolutions Relating to Issuance of Preferred Stock" supersede the resolutions under the heading "Resolutions Relating to Issuance of Preferred Stock" adopted by the Board of Directors of the Company at a meeting held on November 23, 1993, which amended, in part, those certain resolutions adopted by the Board of Directors of the Company by unanimous written consent dated February 12, 1992 (the "1992 Resolutions"), and the 1992 Resolutions, as amended hereby, shall remain in full force and effect.

        RESOLVED, That the Secretary or any Assistant Secretary of the Company shall modify the language of each and all of the foregoing resolutions to the extent necessary to reflect fully the intents and purposes thereof, and any such resolution, as so modified, shall be deemed to have been adopted by the Board of Directors in such modified form.

                         POWER OF ATTORNEY WITH RESPECT
                       TO REGISTRATION STATEMENT COVERING
                      DEBT SECURITIES, PREFERRED STOCK AND
                    DEPOSITARY SHARES OF FORD HOLDINGS, INC.


        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer and/or director of FORD HOLDINGS, INC., does hereby constitute and appoint S.
A. Seneker, D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., F. B. Kulp, J.
M. Rintamaki, L. J. Ghilardi, T. J. DeZure, P. J. Sherry, Jr., P. M. Donnelly and K. S. Lamping, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his name (whether on behalf of FORD HOLDINGS, INC., or as an officer or director of FORD HOLDINGS, INC., or by attesting the seal of FORD HOLDINGS, INC., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD HOLDINGS, INC. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of Debt Securities, Preferred Stock and any Depositary Shares representing such Preferred Stock, Preferred Stock Purchase Contracts and/or Capital Units of the Company, as authorized by the Board of Directors of FORD HOLDINGS, INC. by unanimous written consents dated February 12, 1992 and August 18, 1994, including specifically but without limitation thereto, power and authority to sign his name (whether on behalf of FORD HOLDINGS, INC., or as an officer or director of FORD HOLDINGS, INC., or by attesting the seal of FORD HOLDINGS, INC., or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

        IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of the 18th day of August, 1994.


    /s/W. F. Blood
      (W. F. Blood)


    /s/M. S. Macdonald
      (M. S. Macdonald)

     /s/T. F. Marrs
       (T. F. Marrs)


     /s/D. N. McCammon
       (D. N. McCammon)


     /s/D. E. Richardson
       (D. E. Richardson)


     /s/S. A. Seneker
       (S. A. Seneker)


     /s/H. J. Toffey, Jr.
       (H. J. Toffey, Jr.)


     /s/K. Whipple
       (K. Whipple)

                         POWER OF ATTORNEY WITH RESPECT
                       TO REGISTRATION STATEMENT COVERING
                      DEBT SECURITIES, PREFERRED STOCK AND
                    DEPOSITARY SHARES OF FORD HOLDINGS, INC.


 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer and/or director of FORD HOLDINGS, INC., does hereby constitute and appoint D. N. McCammon, M. S. Macdonald, J. W. Martin, Jr., F. B. Kulp, J. M. Rintamaki, L.
J. Ghilardi, T. J. DeZure, P. J. Sherry, Jr., and K. S. Lamping, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of FORD HOLDINGS, INC., or as an officer or director of FORD HOLDINGS, INC., or by attesting the seal of FORD HOLDINGS, INC., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD HOLDINGS, INC. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of Debt Securities, Preferred Stock and any Depositary Shares representing such Preferred Stock, Preferred Stock Purchase Contracts and/or Capital Units of the Company, as authorized by the Board of Directors of FORD HOLDINGS, INC. by unanimous written consents dated February 12, 1992 and August 18, 1994, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of FORD HOLDINGS, INC., or as an officer or director of FORD HOLDINGS, INC., or by attesting the seal of FORD HOLDINGS, INC., or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

 IN WITNESS WHEREOF, each of the undersigned has signed his or her name hereto as of the 28th day of September, 1994.





       /s/ J. M. Devine                             /s/ E. S. Acton
        (J. M. Devine)                               (E. S. Acton)